Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ALX Oncology Holdings Inc. (the “Company”), on Form 10-Q for the period ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2024	By:	/s/ Peter Garcia
Peter Garcia
Chief Financial Officer (Principal Financial Officer)